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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                           SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) September 20, 2002


                            GLOBAL PATH INCORPORATED
               (Exact name of registrant as specified in its charter)

                                    Delaware
          (State or other jurisdiction of incorporation or organization)

               000-24963                                  98-0355519
    (Commission File Number)              (IRS Employer Identification Number)


                          21 Toronto Street, 5th Floor
                         Toronto, Ontario CANADA M5C 2B6
                     (Address of principal executive offices)

                                 (416) 214-0066
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On April 20, 2002 the Company executed a letter of intent with Entact Information Security Corporation ("Entact"), a privately held corporation providing security software solutions to large and medium international enterprise markets, for the purchase by the Company of all the assets of Entact in exchange for convertible preferred stock of the Company. This transaction superceded a prior letter of intent between the Company and Entact whereby the Company had intended to purchase all the issued and outstanding shares of Entact in exchange for restricted common stock of the Company. Both parties decided in early April to pursue an asset purchase rather than a share purchase. This agreement was subsequently terminated due to a variety of factors, including the current stock market volatility and decline in the Company's share price, and the Company's inability to come to terms with Entact's management regarding compensation given today's market environment.

         On March 1, 2002, the Company entered in an interest bearing loan agreement to advance $300,000 to Entact in advance of the completion of its planned acquisition of the company. A total of $200,000 had been advanced under the agreement, which was to become due September 1, 2002. The funds advanced, including interest, were repaid in August 2002.


Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         None


                           Forward-Looking Statements

         The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Global Path Incorporated includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Global Path Incorporated makes. The forward-looking statements in this Form 8-K reflect Global Path Incorporated's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Global Path Incorporated's actual results to differ materially from its historical results or those that Global Path Incorporated hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Global Path Incorporated undertakes no obligation to announce publicly revisions Global Path Incorporated may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Global Path Incorporated or persons acting on its behalf are expressly qualified in their entirety by this section.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Global Path Incorporated



                By: /s/Robert J. Kubbernus
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                    Robert J. Kubbernus, President and Chief Executive Officer